SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                          Commission File No: 333-71224

                              GPH ENTERPRISES, INC.
                     (Name of small business in its charter)

               DELAWARE                         94-3360227
          (State or other               (IRS Employer Id. No.)
     jurisdiction of Incorporation)

     700 Sleater-Kinney Road SE, Suite 243B
             Lacey, Washington                     98503
        (Address of Principal Office)             Zip Code

              Issuer's telephone number:      (360) 290-0215


Date of Report (Date of earliest event reported)     April 2, 2002
                                                ------------------

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Item 5.  Other Events.

On April 2, 2002, the Company's Board of Directors approved a seventeen for one (17:1) forward split of its issued and outstanding shares of common stock. The split is effective for all shareholders of record on April 2, 2002. After giving effect to this forward split, the Company will have a total of 22,185,000 shares issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GPH Enterprises, Inc.
                                         ---------------------
                                         (Registrant)

         Date:  April 3, 2002             /s/ Daniel Brailey
                                          -------------------
                                          Daniel Brailey
                                          President and
                                          Chairman of the Board